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                          LOOMIS SAYLES RETAIL FUNDS
                       LOOMIS SAYLES INSTITUTIONAL FUNDS

 Supplement dated September 19, 2006 to the Loomis Sayles Institutional Funds,
                 Loomis Sayles Retail Income Funds and Loomis
 Sayles Retail Equity Prospectuses each dated February 1, 2006 and the Loomis
                Sayles Value Fund Retail Class Prospectus dated
   June 30, 2006, each as may be revised and supplemented from time to time

ALL FUNDS

Effective immediately, the following paragraph is added to the end of the sub-section "Limits on Frequent Trading" within the section "Restrictions on Buying, Selling and Exchanging Shares":

Notwithstanding the above, certain financial intermediaries may monitor and restrict the frequency of purchase and redemption transactions in a manner different from that described above. The policies of these intermediaries may be more or less restrictive than the generally applicable policies described above.

LOOMIS SAYLES INVESTMENT GRADE FIXED INCOME FUND ONLY

Effective September 30, 2006, Kathleen C. Gaffney, Matthew J. Eagan and Elaine
M. Stokes have been added as Associate Portfolio Managers on the portfolio team that manages the Loomis Sayles Investment Grade Fixed Income Fund. The following paragraphs are added to the sub-section "Portfolio Managers" within the section "Management" with respect to the Loomis Sayles Investment Grade Fixed Income Fund:

Kathleen C. Gaffney has served as Associate Portfolio Manager of the Investment Grade Fixed Income Fund since September 2006. Ms. Gaffney, Vice President of Loomis Sayles, began her investment career in 1984 and joined Loomis Sayles in 1984. She received a B.A. from the University of Massachusetts. Ms. Gaffney holds the designation of Chartered Financial Analyst and has over 21 years of investment experience.

Elaine M. Stokes has served as Associate Portfolio Manager of the Investment Grade Fixed Income Fund since September 2006. Ms. Stokes, Vice President of Loomis Sayles, began her investment career in 1987 and joined Loomis Sayles in 1988. She received a B.S. from St. Michael's College and has over 18 years of investment experience.

Matthew J. Eagan has served as Associate Portfolio Manager of the Investment Grade Fixed Income Fund since September 2006. Mr. Eagan, Vice President of Loomis Sayles, began his investment career in 1989 and joined Loomis Sayles in 1997. He received a B.A. from Northeastern University and an M.B.A. from Boston University. Mr. Eagan holds the designation of Chartered Financial Analyst and has over 16 years of investment experience.

                                                                  M-LSSP61-0906

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                 LOOMIS SAYLES HIGH INCOME OPPORTUNITIES FUND
                     LOOMIS SAYLES SECURITIZED ASSET FUND
                                 (the "Funds")

     Supplement dated September 19, 2006 to the Loomis Sayles High Income
                         Opportunities Fund Prospectus
and the Loomis Sayles Securitized Asset Fund Prospectus, each dated February 1,
                                     2006,
           each as may be revised and supplemented from time to time

Effective immediately, the following paragraph is added to the end of the section "Limits on Frequent Trading" within the sub-section "Restrictions on Buying and Selling Shares":

Notwithstanding the above, certain financial intermediaries may monitor and restrict the frequency of purchase and redemption transactions in a manner different from that described above. The policies of these intermediaries may be more or less restrictive than the generally applicable policies described above.

                                                                  M-LSSP62-0906